UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported)   March 2, 2005
                                                         ---------------

                     P.A.M. TRANSPORTATION SERVICES, INC.
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            (Exact name of registrant as specified in its charter)


          Delaware                      0-15057                 71-0633135
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(State or other jurisdiction          (Commission            (I.R.S. Employer
 of incorporation)                    File Number)          Identification no.)


               297 West Henri De Tonti, Tontitown, Arkansas 72770
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               (Address of principal executive offices) (Zip Code)

        Registrants telephone number, including area code (479) 361-9111
                                                          --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
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On  March  2,  2005,  the Company granted a stock option for 2,000 shares of the
Company's  common  stock  to  each  of  its non-employee directors, Frederick P.
Calderone, Frank L. Conner, Thomas H. Cooke, Manuel J. Moroun, Matthew T. Moroun, Daniel C. Sullivan and Charles F. Wilkins. The stock options were granted pursuant to the Company's 1995 Stock Option Plan, as amended. Under the Plan, options have been automatically granted to non-employee directors on each March 2 during the term of the Plan. The option exercise price for each of the options granted this March 2 was determined pursuant to the Plan as the average of the highest and lowest sales prices of shares of the Company's common stock reported on the Nasdaq National Market on the date of the grant, March 2, 2005, which was $18.27. The options are immediately exercisable, non-qualified stock options. The options expire on March 2, 2010, unless earlier terminated pursuant to the Plan.

A  copy of the Plan, as amended and restated through June 11, 1999, was filed as exhibit 4.1 to the Company's Form S-8 registration statement filed with the SEC on June 11, 1999 (Commission File No. 333-80505). A copy of an Amendment to the Plan, adopted by the Company's Board of Directors on August 28, 2002 is attached as exhibit 10.1 to this report.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS, APPOINTMENT OF PRINCIPAL OFFICERS.
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The  Company  filed a Current Report on Form 8-K dated January 7, 2005 reporting that Frank Conner, one of the member's of the Company's Board of Directors, had notified the Company that he had decided not to stand for re-election to the Company's Board of Directors at the next annual meeting of the stockholders due to personal and other professional responsibilities. On March 3, 2005, Mr. Conner was asked by the independent directors of the Company to reconsider his decision and be a candidate for re-election to the Board of Directors. Mr. Conner reconsidered his decision, and stated that he would accommodate the request and is willing to be nominated for re-election to the Board of Directors at the annual meeting.


ITEM  9.01  FINANCIAL STATEMENTS AND EXHIBITS.
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(c) Exhibits

    Exhibit No.  Exhibit Description
    -----------  -------------------
       10.1      Amendment to 1995 Stock Option Plan adopted on August 28, 2002.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                          P.A.M. TRANSPORTATION SERVICES, INC.



Dated: March 7, 2005                  By: /s/ Robert W. Weaver
                                          -------------------------------------
                                          Robert W. Weaver
                                          President and Chief Executive Officer

                                 EXHIBIT INDEX

The following exhibits are filed with this report.

Exhibit
Number      Exhibit Description
-------     -------------------------------------------------------------------

10.1        Amendment to 1995 Stock Option Plan adopted on August 28, 2002.